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                                                                  Exhibit 10(m)



                     GUARANTY AND PURCHASE OPTION AGREEMENT

                                November 28, 1994


         This is a GUARANTY AND PURCHASE OPTION AGREEMENT dated as of the date first written above ("Agreement") by and between Asset Holdings III, L.P. ("Company"), an Ohio limited partnership, and ADESA Corporation ("Guarantor"), an Indiana corporation.

         The Company and PNC Bank, Kentucky, Inc. ("Trustee"), a Kentucky banking corporation, are parties to a Collateral Trust Indenture dated as of November 22, 1994 ("Indenture"). Except as otherwise specifically defined in this Agreement, terms defined in the Collateral Trust Indenture shall have the same definition when used in this Agreement.

         The Company, the Guarantor and Principal Mutual Life Insurance Company ("Purchaser") are parties to a Note Purchase Agreement dated as November 22, 1994 ("Note Purchase Agreement"). Certain provisions of the Note Purchase Agreement are specifically referred to in this Agreement and are incorporated herein by such reference, subject in each case to any subsequent amendment or modification thereto adopted as provided for in the Note Purchase Agreement.

                              PRELIMINARY STATEMENT

         A. The Company will purchase the Land and Improvements comprising the Charlotte Property, the Knoxville Property and the Framingham Property (collectively, the "Leased Properties" and individually, a "Leased Property"), and will lease such Properties to ADESA-Charlotte, Inc., A.D.E. of Knoxville, Inc., and Auto Dealers Exchange of Concord, Inc., respectively (collectively, the "Lessees" and individually, a "Lessee") pursuant to the Charlotte Lease, Knoxville Lease and the Framingham Lease, respectively (collectively, the "Leases" and individually, a "Lease"). Each of the Lessees is a wholly-owned subsidiary of the Guarantor.

         B. The purchase price for each Leased Property, together with certain expenses to be incurred by the applicable Lessee with respect to the construction and renovation of the Improvements thereon, will be funded by the Company, as follows: 3% out of the contributed equity capital of the Company (an aggregate of $795,000); and 97% out of the proceeds of the Notes to be purchased by the Purchaser pursuant to the terms of the Note Purchase Agreement (an aggregate of $25,705,000). The aggregate purchase price paid or to be paid by the Company with respect to the Leased Properties, including the Construction Funds to be advanced by the Company to the Guarantor and the Lessees in connection with the Construction (as defined in each Lease as applicable), is $26,500,000 ("Original Purchase Amount"), which Original Purchase Amount has and will be funded $25,705,000 out of the proceeds of the Notes ("Original Principal Amount") and $795,000 out of the contributed equity capital of the Company ("Original Capital Amount").

         C. As provided for in the Note Purchase Agreement, the Guarantor has unconditionally and absolutely guaranteed to the Purchaser the payment of the Notes and performance of the other Guaranteed Obligations (as defined in the Note Purchase Agreement).

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         D. Pursuant to the  Indenture,  the Trustee will hold the Mortgages and the Lease Assignments with respect to the Leased Properties and the Leases in trust as security for the payment and performance of the Guaranteed Obligations, and all payments of Basic Rent (in an amount equal to the interest payments due and payable with respect to the Notes) and Supplemental Rent (as defined and provided for in the Leases) will be paid to the Trustee for application as provided for therein. Additional Rent will be paid directly to the Company, as Lessor under the Leases.

         E. This Agreement provides for (i) the unconditional and absolute guarantee by the Guarantor of the payment and performance by each Lessee of its obligations under its Lease, and (ii) the option of the Guarantor or its designee (including the Lessee) to purchase or remarket each of the Properties at the end of the Lease Term (as defined and provided for in the applicable Lease), and (iii) the obligation of the Guarantor to indemnify the Company with respect to certain taxes and other obligations with respect to any of the Leased Properties that are not purchased by the Guarantor or its designees pursuant to such option, all upon the terms and subject to the conditions set forth in this Agreement.

                             STATEMENT OF AGREEMENT

         In consideration of the foregoing and their promises set forth in this Agreement, the Note Purchase Agreement, the Indenture and the Leases, the Company and the Guarantor hereby agree as follows.

             SECTION 1. GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS.

                  1.1      Guaranteed Obligations.

         In order to induce the Company to purchase the Properties, lease the Properties to the Lessees, issue the Notes and enter into this Agreement, the Note Purchase Agreement, the Indenture, each Lease, each Mortgage and each Lease Assignment and in consideration thereof, the Guarantor hereby irrevocably, unconditionally and absolutely guarantees to the Company and its successors and assigns:

                  (a) the due and punctual payment by each Lessee of all Basic Rent, Additional Rent and Supplemental Rent and any and all other amounts due and payable under the Lease of each such Lessee or any document or instrument executed in connection therewith ("Relevant Instrument"), in each case, when and as the same shall become due and payable, whether at maturity or prior thereto, by acceleration or otherwise, all in accordance with the terms and provisions of this Agreement and each such Lease; it being the intent of the Guarantor that the guaranty set forth this Section 1 shall be a continuing guaranty of payment and not a guaranty of collection; and

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                  (b)      the  punctual  and  faithful  performance,   keeping,
                           observance  and  fulfillment  by each  Lessee  of all
                           duties,   agreements,   covenants,   indemnitees  and
                           obligations of such Lessee contained in its Lease.

         All of the obligations set forth in subsection (a) and subsection (b) of this Section 1.1 are referred to as the "Guaranteed Lease Obligations."

                  1.2      Performance Under This Agreement.

         In the event any Lessee fails to pay, perform, keep, observe, or fulfill any Guaranteed Lease Obligation in the manner provided in its Lease, the Guarantor shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of such Lease.

                  1.3      Primary Obligation.

         The irrevocable, unconditional and absolute guaranty of the Guarantor provided for in this Section 1 is a primary, original and immediate obligation of the Guarantor and is an absolute, unconditional, continuing, and irrevocable guaranty of payment and performance and shall remain in full force and effect until the full, final and indefeasible payment of the Guaranteed Lease Obligations and the Guaranteed Obligations (as defined and provided for in the Note Purchase Agreement).

                  1.4      Waivers.

         The guaranty obligations of the Guarantor under this Section 1 shall not be affected, modified or impaired upon the happening from time to time of any of the following, whether or not with notice to or the consent of the Guarantor.

                  (a) The compromise, settlement, change, modification, amendment (whether material or otherwise) or termination of any or all of the obligations, duties, covenants or agreements under any Relevant Instrument.

                  (b) The failure to give notice to the Guarantor of the occurrence of any event of default under the terms and provisions of any Relevant Instrument.

                  (c) The assignment or pledging or the purported assignment or pledging of all or any part of the interest of the Company or any Lessee in any Lease or any failure of title with respect to the Company's or such Lessee's interest in the Leased Property.

                  (d) The waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Relevant Instrument.

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                  (e)      The   extension  of  the  time  for  payment  of  any
                           Guaranteed  Lease Obligation owed by any Lessee under
                           any   Relevant   Instrument   or  of  the   time  for
                           performance of any other obligations, covenants or agreements under or arising out of any Relevant Instrument or the extension or the renewal of any thereof.

                  (f) The taking or the omission of any of the actions referred to in any Relevant Instrument.

                  (g) The exchange, surrender, substitution or modification of any collateral security for any of the obligations guaranteed hereby or the change, modification or amendment to, or waiver in respect of, any agreement relating to such collateral security.

                  (h) Any failure, omission or delay on the part of the Company to enforce, assert or exercise any right, power or remedy conferred on it in any Relevant Instrument or any other indulgence or similar act on the part of the Company in good faith and in compliance with applicable law.

                  (i) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings which affect the Guarantor, any other guarantor of any of the Guaranteed Lease Obligations hereby or any Lessee or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Agreement in any such proceeding.

                  (j) To the extent permitted by law, the release or discharge of the undersigned from the performance or observance of any obligation, covenant or agreement contained in this guarantee by operation of law.

                  (k) The default or failure of the Guarantor fully to perform any of its obligations set forth in this Agreement.

                  (l) Any determination that any Guaranteed Lease Obligation requires payment of interest which would be contrary to any provisions of applicable law which limit the maximum rate of interest which may be charged or collected on any of such obligations, provided nothing herein contained shall require the undersigned to make any payment which is contrary to law.

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                  1.5      Certain Waivers of Subrogation, Reimbursement and
                           Indemnity.

         The Guarantor hereby acknowledges and agrees that, until such time as the Guaranteed Lease Obligations and the Guaranteed Obligations (as defined and provided for in the Note Purchase Agreement) have been finally and indefeasibly paid, the Guarantor shall not have any right of subrogation, reimbursement, or indemnity whatsoever in respect of the Guaranteed Lease Obligations, and no right of recourse to or with respect to any of the Leased Properties or any other assets of any Lessee. Nothing shall discharge or satisfy the obligations of the Guarantor hereunder except the full and final performance and indefeasible payment of the Guaranteed Lease Obligations and the Guaranteed Obligations (as defined and provided for in the Note Purchase Agreement).

                  1.6      Invalid Payments.

         The Guarantor further agrees that, to the extent any Lessee makes a payment or payments with respect to any Lease, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party or officer under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, state or federal law, or any common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and the Guarantor shall be primarily liable for such obligation.

             SECTION 2. SALE, RETURN OR PURCHASE OF LEASED PROPERTY.

                  2.1      Purchase Option.

         Subject to the terms, conditions and provisions set forth in this Section, the Guarantor or any Person(s) designated by the Guarantor to the Company in writing (including, without limitation, any Lessee(s)) ("Designated Purchaser(s)") shall during the Option Period (defined below) have the option (the "Purchase Option") to purchase from the Company all of the Company's interest in each Leased Property at the Purchase Price provided for in Section
2.2 hereof, as adjusted to give effect to any deemed payment thereof as provided for in Section 2.3 hereof provided, however, that no such designation shall cause the Guarantor to be released from any obligation under this Agreement, or any Lessee to be released from any obligation under its Lease.

         Such option must be exercised by written notice to the Company at any time during the Option Period, which exercise shall be irrevocable. Such purchase shall be closed on April 1, 2000.

         If the Purchase Option with respect to any Lease Property is exercised pursuant to the foregoing, then, subject to the provisions set forth in this Section, one such closing date, the Company shall convey to such Designated Purchaser(s), and such Designated Purchaser(s) shall purchase from

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the Company, the Company's interest in such Leased Property.  If Guarantor fails to exercise the Purchase Option with respect to any Leased Property during the applicable Option Period, then the Purchase Option with respect to all Leased Property shall thereupon automatically terminate without any further action of the Company, and the Purchase Option with respect to all Leased Property shall thereafter be of no force or effect.

         As used herein, the term "Option Period" means April 1, 1999 through April 30, 1999 inclusive, with respect to each Leased Property; provided, however, that in the event of any Complete Taking with respect to any Leased Property (as defined in the applicable Lease) occurs prior to the final year of the Lease Term (as defined in the applicable Lease), the Option Period shall be deemed to commence upon the date of determination of such Complete Taking as provided for in Section 11.3 of the applicable Lease and extend for a period of thirty (30) days thereafter, provided further, that in event of a change of control resulting in prepayment of the Notes pursuant to Section 7.2 of the Indenture, the Option Period shall be deemed to commence upon the Control Prepayment Date and extend for a period of ninety (90) days thereafter.

                  2.2      Determination of Purchase Price.

         Upon the purchase by any Designated Purchaser(s) of the Company's interest in each Leased Property pursuant to the exercise of the Purchase Option, the purchase price ("Purchase Price") shall, subject to giving effect to the deemed payments as provided for in Section 2.3 hereof, be:

                           (i)      $6,700,000.00  with respect to the Charlotte
                                    Property  (representing   $1,732,444.00  for
                                    Land and $4,967,556.00 for Improvements);

                           (ii) $4,296,000.00 with respect to the Knoxville Property (representing $796,000.00 for Land and $3,500,000.00 for Improvements); and

                           (iii)    $15,504,000.00    with    respect   to   the
                                    Framingham      Property       (representing
                                    $8,964,000.00 for Land and $6,540,000.00 for
                                    Improvements).

                  2.3      Guaranty Credit and Casualty Credit.

         In the event of the purchase by any Designated Purchaser(s) of the Company's interest in any Leased Property, the Purchase Price shall be deemed to have been paid by such Designated Purchaser(s) to the Company, and in the event of any purchase of any Leased Property pursuant to the exercise of the Remarketing Option (as defined herein), the Guaranty Payment shall, as provided for in Section 2.9 hereof, be deemed to have been paid to the Company, in each case, to the extent of:

                           (i) the amount of any Casualty Credit, if any, accrued with respect to such Leased Property as provided for in the Lease; and

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                           (ii)     the amount,  if any, of the Guaranty Credit,
                                    if any, that Guarantor elects in writing to allocate to the Purchase Price of such Leased Property.

                  2.4      Purchase Procedure.

         In the event that any Designated Purchaser(s) shall purchase the Company's interest in any Leased Property pursuant to the exercise of the Purchase Option, (i) such Designated Purchaser(s) shall accept from the Company and the Company shall convey such Leased Property by a duly executed and acknowledged special warranty deed in recordable form and quitclaim bill of sale, (ii) upon the date fixed for any purchase of the Company's interest in such Leased Property hereunder, such Designated Purchaser(s) shall pay to the order of the Company the Purchase Price, as adjusted to give effect to any deemed payments as provided for in Section 2.3, hereof by wire transfer of federal funds and (iii) the Company will execute and deliver to such Designated Purchaser(s) such other documents as may be legally required in order to effect such conveyance, and such other documents as may be required by the escrow agent in order to close escrow and issue to such Designated Purchaser(s) an ALTA owner's title policy subject only to (A) the exceptions set forth on Schedule B of the Title Policy, (B) such exceptions created or caused by the Lessor or the Designated Purchaser(s), or otherwise resulting from any act or failure to act by the Lessor or the Designated Purchaser(s), or consented to by Designated Purchaser(s), (C) taxes and assessments not yet due and payable, (D) such other exceptions which do not materially adversely affect Designated Purchaser(s)'s use of such Leased Property or the marketability of title to such Leased Property and (E) such exceptions which are the result of any act or omission by such Designated Purchaser(s); provided, however, that if any Event of Default (as defined in the Indenture) shall have occurred at the time of notice of the exercise of any Purchase Option or at any time thereafter, the Company may convey the Leased Property to the Designated Purchaser(s) by quitclaim deed and quitclaim bill of sale and without compliance with the foregoing requirements of this clause (iii).

                  2.5      Required Approvals.

         Designated Purchaser(s) shall, at such Designated Purchaser(s)'s sole cost and expense, obtain all required governmental and regulatory approvals and consents and shall make such filings as required by Applicable Law. In the event that the Company is required by Applicable Law to take any action in connection with such purchase and sale, such Designated Purchaser(s) shall pay all costs incurred by the Company in connection therewith. In addition, all charges incident to such conveyance, including, without limitation, such Designated Purchaser(s)'s attorneys' fees, the Company's reasonable attorneys' fees, such Designated Purchaser(s)'s and the Company's escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely and paid by such Designated Purchaser(s).

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                  2.6      Taxes.

         In the event of any purchase of any Leased Property upon the exercise of the Purchase Option, there shall be no apportionment of taxes, insurance, utility charges or other charges payable with respect to the such Leased Property, all of such taxes, insurance, utility or other charges due and payable with respect to such Leased Property prior to termination being payable by Designated Purchaser(s) hereunder and all due after such time being payable by such Designated Purchaser(s) as the then owner of such Leased Property.

                  2.7      Remarketing Options.

         Subject to the fulfillment of each of the conditions set forth below, Guarantor shall have the option (the "Remarketing Option") exercisable at any time during the applicable Option Period with respect to the Purchase Option (and in lieu of the exercise of the Purchase Option), to market any Leased Property for the Company and to procure a purchaser therefor. Guarantor's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions, the failure of any of which shall render the Remarketing Option and Guarantor's exercise thereof null and void.

                           (i) Once the Guarantor has exercised the Remarketing Option as provided, Guarantor shall, as exclusive agent for the Company, use commercially reasonable efforts to sell the Company's interest in such Leased Property and will attempt to obtain the highest purchase price therefor. Guarantor will be responsible for hiring brokers and making such Leased Property available for inspection by prospective purchasers. Guarantor shall promptly provide any maintenance records relating to such Leased Property to the Company and any potential purchaser upon request, and shall otherwise do all things necessary to sell and deliver possession of such Leased Property to the purchaser. All such marketing of such Leased Property shall be at Guarantor's sole expense. Guarantor shall allow the Company and any potential qualified purchaser access to such Leased Property for the purpose of inspecting the same.

                           (ii) Guarantor shall submit all bids to the Company, and the Guarantor will have the right to review the same and the right to submit any one or more bids. All bids shall be on an "all-cash" basis. Guarantor shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Company not less than ninety (90) days prior to the last day of such Lease Term a binding written unconditional (except as set forth below), irrevocable offer by such purchaser offering the highest "all-cash" bid to purchase such Leased Property. Such

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                                    purchaser  shall  not  be  Guarantor  or any
                                    subsidiary or affiliate of Guarantor. The written offer must specify the last day of such Lease Term as the closing date.

                           (iii) On the last day of such Lease Term, Lessee shall surrender such Leased Property as provided for herein.

                           (iv) In connection with any such sale of such Leased Property, Guarantor will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except the Company's Liens) and the condition of such Leased Property, including, without limitation, an environmental indemnity. As to Company, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Company.

                           (v) Guarantor shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of such Leased Property, whether incurred by the Company or Guarantor including, without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Company's reasonable attorneys' fees, Guarantor's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes, except those which are paid by the purchaser of such property.

                           (vi) If the selling price of such Leased Property does not exceed the Purchase Price for such Leased Property as set forth in Section 2.2 hereof after giving effect to the adjustments, if any, provided for in Section
                                    2.3  hereof and after  giving  effect to the
                                    Guaranty  Payment,  if any,  provided for in
                                    Section 2.9 herein, then the Company may, by
                                    notice to Lessee and in  Company's  sole and
                                    absolute  discretion,  reject  such offer to
                                    purchase,  in which event the  parties  will
                                    proceed   according  to  the  provisions  of
                                    Section 2.8 hereof.

                           (vii) If the Company does not reject such purchase offer as provided above, the closing of such purchase of such Leased Property by such purchaser must occur on the last day of such Lease Term, contemporaneously with Lessee's surrender or such Leased Property as provided for herein.

                           (viii) If the Company does not reject the purchase offer as provided above, then the purchase shall be consummated on the last day of such Lease Term and the gross proceeds of the sale (i.e., without deduction for

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                                    any  marketing,   closing  or  other  costs,
                                    prorations or commissions) shall be paid directly to the Trustee to be applied as provided for in the Indenture.

         If one or more of the foregoing provisions shall not be fulfilled as of the last day of such Lease Term or if such Leased Property is not purchased as aforesaid for any other reasons whatsoever other than solely due to rejection by the Company of such sale pursuant to subsection (vii) above, then the Company may, at Company's option and in the Company's sole discretion, (i) declare by written notice to the Guarantor the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Guarantor), in which event all of the Guarantor's rights under this Section shall immediately terminate, or (ii) permit and require the Guarantor on behalf of the Company to consummate the sale of such Leased Property to such purchaser, in which event the gross proceeds shall be paid as set forth in this Section and all of the Company's rights and remedies set forth herein, in the other Operative Documents, at law or in equity or otherwise shall be preserved. If the prospective purchaser breaches its offer to purchase, then the Company may, in the Company's sole discretion, declare the Remarketing Option to be null and void, in which event all of Designated Purchaser(s)'s rights under this Section shall immediately terminate. The Guarantor shall have no right, power or authority to bind the Company in connection with any proposed sale of such Leased Property.

                  2.8      Rejection of Sale.

         Notwithstanding anything contained herein to the contrary, if the Company rejects the purchase offer for such Leased Property as provided in
Section 2.7 hereof, then (i) the Company shall retain title to such Leased Property, and (ii) in addition to the Guarantor's other obligations hereunder, the Guarantor will reimburse the Company, within ten (10) Business Days after written request, for all reasonable costs and expenses incurred by the Company during the period ending on the first anniversary of the last day of such Lease Term in connection with the marketing, sale, closing or transfer of such Leased Property, which obligation shall survive the last day of such Lease Term and the termination or expiration of the applicable Lease.

                  2.9      Guaranteed Payment.

         With respect to the sale of any Leased Property pursuant to the Remarketing Option, the Guarantor shall, subject to the limitation set forth in this Section, pay to the Company an amount ("Guaranty Payment") equal to the excess, if any, of (A) the Purchase Price of such Leased Property as set forth in Section 2.2 hereof, (and without adjustment to give effect to any deemed payments as provided for in Section 2.3 hereof) over (B) the net proceeds to be received by the Trustee in connection with such sale; provided, however, that an amount equal to any Casualty Credit with respect to such Leased Property, if any, plus the amount of any Guaranty Credit, if any, allocated the Guarantor to such Leased Property shall be deemed to have been paid to the Company as Guaranty Payment for purposes of this Section.

         Notwithstanding the foregoing, the aggregate amount of Guaranty Payments that the Guarantor shall be required to make pursuant to this Section shall not exceed the Original Principal Amount reduced by the aggregate amount of all Guaranty Credits (as defined and provided for in the Leases).

                  2.10     Return of Distributions.

         Provided that the Notes and all other obligations due under the Notes have been paid in full and all Rent and other obligations due under the Leases have been paid in full, the Company shall pay and distribute to Guarantor, an amount equal to the excess, if any, of (A) the sum of the Purchase Prices paid to the Company with respect to the sales of the Properties pursuant to the exercise of the Purchase Option and Remarketing Option (including all Casualty Credits and Guaranty Credits deemed to have been paid and all Guaranty Payments paid by Guarantor as provided for herein and in the Leases), over (B) the Original Purchase Amount.

         SECTION 3. WARRANTIES AND REPRESENTATIONS.

         In order to induce the Company to purchase the Leased Properties, lease the Leased Properties to the Lessees pursuant to the Leases, enter into this Agreement, the Note Purchase Agreement, the Indenture, the Leases, the Mortgages and the Lease Assignments and issue the Notes and perform its other obligations under and in connection with the foregoing, the Guarantor represents to the Company effective as of the date hereof and effective as of the date of each Lease that each of the warranties and representations of the Guarantor set forth in Section 3 of the Note Purchase Agreement is, and will be, true and correct as of each such date. Such Section 3 is hereby incorporated herein by its reference, subject to all subsequent amendments or modifications thereto adopted as provided for in the Note Purchase Agreement.

         SECTION 4. COVENANTS OF THE GUARANTOR.

         The Guarantor covenants that so long as any amounts remain due and payable under any Lease or this Agreement and so long as any of the Notes shall be outstanding, the Guarantor shall comply with or cause the compliance with each of its covenants set forth in Section 6 of the Note Purchase Agreement, except for the covenants set forth in Sections 6.9, 6.10, 6.11 and 6.13 thereof. Such Section 6 is hereby incorporated herein by this reference, subject to all subsequent amendments or modifications thereto adopted as provided for in the Note Purchase Agreement.

         The Guarantor further warrants and covenants that so long as any of the Notes remain outstanding, the Guarantor shall cause each of the covenants of the Company, as grantor, set forth in Article One of each Mortgage to be performed and complied with for and on behalf of the Company, shall indemnify and hold the Company harmless with respect to all costs of performing and complying with such covenants and any claims or damages arising out of our in connection with any nonperformance or noncompliance with any such covenants, and shall assume and pay any and all obligations of the Company with respect to expenses and indemnification arising under such Article

One. Each such Article One is hereby incorporated herein by this reference, subject to all subsequent amendments or modifications thereto adopted as provided for in the Note Purchase Agreement.

         SECTION 5.      INFORMATION AS TO GUARANTOR.

         The Guarantor covenants that so long as any amounts remain due and payable under any Lease or this Agreement and so long as any of the Notes shall be outstanding, the Guarantor will deliver to the Company all of the financial statements, reports, certificates and other information that the Guarantor is required to deliver to the Holders of the Notes under Section 7 of the Note Purchase Agreement. Such Section 7 is hereby incorporated herein by this reference, subject to all subsequent amendments or modifications thereto adopted as provided for in the Note Purchase Agreement.

         SECTION 6.      MISCELLANEOUS.

                  6.1      Communications.

         All communications hereunder shall be made in the manner provided for in Section 9.1 of the Note Purchase Agreement.

                  6.2      Reproduction of Documents.

         This Agreement, the Leases and all documents relating hereto or thereto may be reproduced by the Company or the Guarantor in the manner, with the same effect and subject to the same stipulations and agreements provided for in
Section 9.2 of the Note Purchase Agreement.

                  6.3      Survival.

         All warranties, representation, certifications and covenants made by the Guarantor herein, or in any certificate or other instrument delivered by any such Person or on behalf of any such Person hereunder shall be considered to have been relied upon by the Company shall survive the purchase of each Leased Property and the execution and delivery of this Agreement and each Lease regardless of any investigation made by the Company or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Guarantor.

                  6.4      Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  6.5      Amendment and Waiver.

         This Agreement may be amended and the observance of any term hereof may be waived only pursuant to an express writing signed by the Company and the Guarantor, and consented to by the Trustee pursuant to the Lease Assignment. The Limited Partnership Agreement of the Company dated as of November 18, 1994 may not be amended and compliance with any material term thereof may not be waived without the written consent of ADESA and the Trustee.

                  6.6      Expenses.

         The Guarantor shall pay when billed:

                  (a) all expenses incurred by the Company in connection with the enforcement of any rights under this Agreement and any Lease (including, without limitation, all fees and expenses of the Company's counsel);

                  (b) all expenses relating to the consideration, negotiation, preparation or execution of any amendments, waivers or consents pursuant to Section
                           6.5 and the other terms and provisions hereof, whether or not any such amendments, waivers or consents are executed, including, without limitation any amendments, waivers or consents resulting from any work-out, restructuring or similar proceedings relating to the performance by the Guarantor of its obligations under this Agreement or of any Lessee under its Lease; and

                  (c) all reasonable expenses relating to the review, negotiation, preparation or execution of this Agreement, each Lease and all other documents relating to the transactions described in the Preliminary Statement to this Agreement and the organization of the Company and its general partner, and including legal fees and expenses of legal counsel for the general partner of the Company, including fees and expenses of the Legal Department of Banc One Capital Corporation acting on behalf of the Company in an amount not to exceed $10,000, including legal fees and expenses of legal counsel for the general partner of the Company.

                  6.7      Jurisdiction; Service of Process.

         THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LEASE, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY LEASE, BROUGHT BY THE COMPANY AGAINST ANY LESSEE, THE

GUARANTOR OR ANY OF THEIR RESPECTIVE LEASED PROPERTY, MAY BE BROUGHT BY SUCH PERSON IN THE COURTS OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN OR EASTERN DISTRICT OF NEW YORK OR ANY STATE COURT IN NEW YORK, AS THE COMPANY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND AGREES THAT PROCESS SERVED EITHER PERSONALLY OR BY REGISTERED MAIL SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUCH SUIT, AND THE GUARANTOR IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT SUCH PERSON IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE. IN ADDITION, THE GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT SUCH PERSON MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY LEASE, BROUGHT IN SUCH COURTS, AND HEREBY IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE COMPANY TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER ANY LESSEE OR THE GUARANTOR IN SUCH OTHER JURISDICTION, AND IN SUCH MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW. THE COMPANY AND THE GUARANTOR AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  6.8      Duplicate Originals; Execution in Counterpart.

         Two or more duplicate original hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

         This Agreement was executed and delivered by the Company and the Guaranty effective as of the date first written above.

ASSET HOLDINGS III, L.P.                      ADESA CORPORATION

By:      Asset Holdings Corporation III,
         General Partner



By:    Lannhi Tran                             By:  Warren W.Byrd
       ----------------------                       -------------
       Name:   LANNHI TRAN                          Warren W Byrd
       Title:  VICE PRESIDENT                       Name:
                                                    Title:
                                       15